                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  OCTOBER 2, 1995
                                                          ---------------



                         UNITED HEALTHCARE CORPORATION
                         -----------------------------
               (Exact name of registrant as specified in charter)



                                   MINNESOTA
                                   ---------
                 (State or other jurisdiction of incorporation)


          0-13253                                      41-1321939
          -------                                       ---------
   (Commission File Number)                  (IRS Employer Identification No.)



        300 OPUS CENTER, 9900 BREN ROAD EAST, MINNETONKA, MN      55343
        -----------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (612) 936-1300
                                                           --------------
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Item 2. Acquisition or Disposition of Assets
--------------------------------------------

On October 2, 1995, United HealthCare Corporation ("United") completed its acquisition of The MetraHealth Companies, Inc. ("MetraHealth"). The transaction was effected by the merger of a wholly owned subsidiary of United ("Acquiror Sub") with and into MetraHealth, pursuant to an Agreement and Plan of Merger dated as of June 25, 1995 filed under Exhibit 2.1 of this Form 8-K. As a result of the merger, the separate corporate existence of Acquiror Sub ceased and MetraHealth continued as the surviving corporation of the merger and a wholly owned subsidiary of United.

MetraHealth, which was privately held, was formed in January 1995 by combining the group health care operations of Metropolitan Life Insurance Company and The Travelers Insurance Company. MetraHealth covers more than 10 million individuals, including 4.6 million in network-based care programs, approximately 450,000 of whom are health maintenance organization (HMO) members. It provides health-related services to 58,000 companies, including more than 40 of the Fortune 100. In addition, MetraHealth covers approximately 18 million individuals through its specialty care programs.

Under the terms of the Agreement, adjusted for a $60 million pre-acquisition dividend to MetraHealth's former owners, United paid $1.09 billion in cash and $0.5 billion of 5.75% convertible preferred stock, for a total consideration at closing of $1.59 billion. The convertible preferred stock is convertible into United's common stock at $49.48, has a three-year no-call provision, and has a ten-year mandatory redemption. In addition, the former owners of MetraHealth are eligible to receive up to an additional $350 million if MetraHealth achieves certain 1995 operating results, as defined. Any consideration payable for this 1995 earnout over and above the initial $1.59 billion may, at United's sole discretion at that time, be in the form of cash, convertible debt, convertible preferred stock, or straight debt. Moreover, if United's post-acquisition combined net income for 1996 and 1997 reaches certain specified levels, MetraHealth's former owners will be eligible to receive up to an additional $175 million in cash for each of those years. The agreement was negotiated at arms-length and the cash portion of the consideration was paid from United's available cash resources.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired

     Audited financial statements of MetraHealth and its predecessor companies are currently not available. The financial statements will be filed as soon as practicable but no later than December 16, 1995.

     (b)Pro Forma Financial Information

     The required pro forma financial information relative to the acquisition is
     currently not available.   The pro forma financial information will be
     filed as soon as practicable, but not later than December 16, 1995.

(c)  Exhibits

     Exhibit 2.1--Agreement and Plan of Merger dated as of June 25, 1995, by and among United HealthCare Corporation, ("United"), a wholly owned subsidiary of United ("Acquiror Sub"), The MetraHealth Companies, Inc. and certain of its shareholders and their affiliates, The Travelers Insurance Company ("Travelers"), The Travelers Insurance Group, Inc., MetLife HealthCare Holdings, Inc. and Metropolitan Life Insurance Company, a New York mutual life insurance company ("MetLife").

     Exhibit 2.2--Amendment No. 1 to Agreement and Plan of Merger dated as of August 29, 1995, by and among United HealthCare Corporation, ("United"), a wholly owned subsidiary of United ("Acquiror Sub"), The MetraHealth Companies, Inc. and certain of its shareholders and their affiliates, The Travelers Insurance Company ("Travelers"), The Travelers Insurance Group, Inc., MetLife HealthCare Holdings, Inc. and Metropolitan Life Insurance Company, a New York mutual life insurance company ("MetLife").

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED HEALTHCARE CORPORATION
                              -----------------------------
                                      (Registrant)


                              By  /s/David P. Koppe
                                 ------------------------------
                                 David P. Koppe
                                 Chief Financial Officer


Date:  October 17, 1995

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

                                 EXHIBIT INDEX



Exhibit No.    Description                                                             Page No.
-----------    -----------                                                             --------

2.1            Exhibit 2.1--Agreement and Plan of Merger dated as of June 25,
               1995, by and among United HealthCare Corporation, ("United"), a wholly owned subsidiary of United ("Acquiror Sub"), The
               MetraHealth Companies, Inc. and certain of its shareholders and their affiliates, The Travelers Insurance Company ("Travelers"),
               The Travelers Insurance Group, Inc., MetLife HealthCare Holdings,
               Inc. and Metropolitan Life Insurance Company, a New York mutual
               life insurance company ("MetLife").                                     7

2.2            Exhibit 2.2--Amendment No. 1 to Agreement and Plan of Merger
               dated as of August 29, 1995,  by and among United HealthCare
               Corporation, ("United"), a wholly owned subsidiary of United
               ("Acquiror Sub"), The MetraHealth Companies, Inc. and certain of its shareholders and their affiliates, The Travelers Insurance
               Company ("Travelers"), The Travelers Insurance Group, Inc.,
               MetLife HealthCare Holdings, Inc. and Metropolitan Life Insurance
               Company, a New York mutual life insurance company ("MetLife").          112


                      SCHEDULES AND EXHIBITS OMITTED FROM
                      ------------------------------------
             AGREEMENT AND PLAN OF MERGER DATED AS OF JUNE 25, 1995
            -------------------------------------------------------



     The Company has omitted the following schedules and exhibits to the Agreement and Plan of Merger and hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request:


                                    EXHIBITS
                                    --------

Exhibit 1.04      Amendments to Acquiror Sub's Certificate of Incorporation
Exhibit 2.03      Calculation of Company Earnings
Exhibit 2.05      Definition of Earnings Per Share
Exhibit 2.07(a)   Company Restricted Shares
Exhibit 7.10(a)   Amended Marketing Agreement
Exhibit 7.10(b)   Standstill Agreement
Exhibit 7.14(b)   Leased Premises
Exhibit 7.19      Liaison Committee
Exhibit 8.01(d)   Registration Rights Agreement
Exhibit 11.01     Certificate of Designations


                                   SCHEDULES
                                   ---------

Company Disclosure Schedule
Acquiror Disclosure Schedule
Stockholder Disclosure Schedule
Schedule of Stockholders